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EXHIBIT 32.1
                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Sancon Resources Recovery, Inc., a Nevada corporation (the "Company"), do hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

      (1) the 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company. Sancon Resources Recovery, Inc.


Date:   May 19, 2008
                                                               By: /s/ Jack Chen
                                                --------------------------------
                                                                       Jack Chen
                                                         Chief Executive Officer

Date:   May 19, 2008
                                                              By: /S/ Klaus Shen
                                                --------------------------------
                                                                      Klaus Shen
                                                         Chief Financial Officer